Exhibit 99.2
Employers Holdings, Inc.
Third Quarter 2024
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	% change	2024	2023	% change
Selected financial highlights:
Gross premiums written	$181.2	$196.2	(8)%	$599.9	$589.5	2%
Net premiums written	179.6	194.5	(8)	594.8	584.2	2
Net premiums earned	186.6	184.6	1	559.3	534.4	5
Net investment income	26.6	25.9	3	80.3	80.3	—
Net income excluding LPT(1)	28.8	12.1	138	84.5	66.6	27
Adjusted net income(1)	20.2	17.7	14	65.1	65.6	(1)
Net Income before income taxes	36.7	17.4	111	112.1	90.3	24
Net Income	30.3	14.0	116	90.3	72.5	25
Comprehensive income (loss)	84.0	(12.1)	794	131.0	54.8	139
Total assets				3,617.3	3,527.0	3
Stockholders' equity				1,093.4	919.0	19
Stockholders' equity including the Deferred Gain(2)				1,187.2	1,019.2	16
Adjusted stockholders' equity(2)				1,232.5	1,175.8	5
Annualized adjusted return on stockholders' equity(3)	6.6%	6.0%	10%	7.1%	7.4%	(4)%
Amounts per share:
Cash dividends declared per share	$0.30	$0.28	7%	$0.88	$0.82	7%
Earnings per diluted share(4)	1.21	0.54	124	3.57	2.71	32
Earnings per diluted share excluding LPT(4)	1.15	0.46	150	3.34	2.49	34
Adjusted earnings per diluted share(4)	0.81	0.68	19	2.57	2.45	5
Book value per share(2)				44.20	35.73	24
Book value per share including the Deferred Gain(2)				47.99	39.63	21
Adjusted book value per share(2)				49.83	45.72	9
Combined ratio excluding LPT:(5):
Loss and loss adjustment expense ratio:
Current Year	63.9%	63.3%		64.0%	63.4%
Prior Year	—	(0.1)		(1.7)	(3.8)
Loss and loss adjustment expense ratio	63.9%	63.2%		62.3%	59.6%
Commission expense ratio	14.1%	14.5%		14.1%	13.8%
Underwriting and general and administrative expense ratio	23.2%	23.6%		23.3%	25.0%
Combined ratio excluding LPT	101.2%	101.3%		99.7%	98.4%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for description and calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 5 for details and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2024	December 31, 2023
ASSETS
Investments, cash and cash equivalents	$2,601.5	$2,504.7
Accrued investment income	15.8	16.3
Premiums receivable, net	378.8	359.4
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	418.8	433.8
Deferred policy acquisition costs	60.9	55.6
Deferred income tax asset, net	26.2	43.4
Contingent commission receivable—LPT Agreement	—	14.2
Other assets	115.3	123.0
Total assets	$3,617.3	$3,550.4

LIABILITIES
Unpaid losses and LAE	$1,836.5	$1,884.5
Unearned premiums	412.5	379.7
Commissions and premium taxes payable	65.4	66.0
Deferred Gain	93.8	99.2
Other liabilities	115.7	107.1
Total liabilities	$2,523.9	$2,536.5

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$423.1	$420.4
Retained earnings	1,452.1	1,384.3
Accumulated other comprehensive loss	(45.3)	(86.0)
Treasury stock, at cost	(736.5)	(704.8)
Total stockholders’ equity	1,093.4	1,013.9
Total liabilities and stockholders’ equity	$3,617.3	$3,550.4

Stockholders' equity including the Deferred Gain (1)	$1,187.2	$1,113.1
Adjusted stockholders' equity (1)	1,232.5	1,199.1
Book value per share (1)	$44.20	$39.96
Book value per share including the Deferred Gain(1)	47.99	43.88
Adjusted book value per share (1)	49.83	47.26

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenues:
Net premiums earned	$186.6	$184.6	$559.3	$534.4
Net investment income	26.6	25.9	80.3	80.3
Net realized and unrealized gains (losses) on investments(1)	10.9	(7.1)	24.5	10.7
Other income (loss)	(0.1)	0.1	—	(0.2)
Total revenues	224.0	203.5	664.1	625.2
Expenses:
Losses and LAE incurred	(117.7)	(114.9)	(343.0)	(312.8)
Commission expense	(26.4)	(26.7)	(78.7)	(73.8)
Underwriting and general and administrative expenses	(43.2)	(43.5)	(130.2)	(133.7)
Interest and financing expenses	—	(1.0)	(0.1)	(5.2)
Other expenses	—	—	—	(9.4)
Total expenses	(187.3)	(186.1)	(552.0)	(534.9)
Net income before income taxes	36.7	17.4	112.1	90.3
Income tax expense	(6.4)	(3.4)	(21.8)	(17.8)
Net Income	30.3	14.0	90.3	72.5
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	52.2	(27.0)	35.7	(20.0)
Reclassification adjustment for net realized AFS investment losses in net income, net of tax(2)	1.5	0.9	5.0	2.3
Total comprehensive income (loss)	$84.0	$(12.1)	$131.0	$54.8
Net Income	$30.3	$14.0	$90.3	$72.5
Amortization of the Deferred Gain - losses	(1.5)	(1.5)	(4.6)	(4.7)
Amortization of the Deferred Gain - contingent commission	—	(0.4)	(0.8)	(1.2)
LPT contingent commission adjustments	—	—	(0.4)	—
Net income excluding LPT Agreement (3)	28.8	12.1	84.5	66.6
Net realized and unrealized (gains) losses on investments	(10.9)	7.1	(24.5)	(10.7)
Lease termination and asset impairment charges	—	—	—	9.4
Income tax expense (benefit) related to items excluded from Net income	2.3	(1.5)	5.1	0.3
Adjusted net income	$20.2	$17.7	$65.1	$65.6

(1) Includes net realized and unrealized gains (losses) on equity securities and other investments of $12.8 million and $(5.9) million for the three months ended September 30, 2024 and 2023, respectively, and $30.8 million and $13.6 million for the nine months ended September 30, 2024 and 2023, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023

Net income	A	$30.3	$14.0	$90.3	$72.5
Impact of the LPT Agreement		(1.5)	(1.9)	(5.8)	(5.9)
Net realized and unrealized (gains) losses on investments		(10.9)	7.1	(24.5)	(10.7)
Lease termination and asset impairment charges		—	—	—	9.4
Income tax expense (benefit) related to items excluded from Net income		2.3	(1.5)	5.1	0.3
Adjusted net income (1)	B	20.2	17.7	65.1	65.6

Stockholders' equity - end of period		$1,093.4	$919.0	$1,093.4	$919.0
Stockholders' equity - beginning of period		1,022.9	951.7	1,013.9	944.2
Average stockholders' equity	C	1,058.2	935.4	1,053.7	931.6

Stockholders' equity - end of period		$1,093.4	$919.0	$1,093.4	$919.0
Deferred Gain - end of period		93.8	100.2	93.8	100.2
Accumulated other comprehensive loss - end of period		57.3	198.2	57.3	198.2
Income taxes related to accumulated other comprehensive loss - end of period		(12.0)	(41.6)	(12.0)	(41.6)
Adjusted stockholders' equity - end of period		1,232.5	1,175.8	1,232.5	1,175.8
Adjusted stockholders' equity - beginning of period		1,217.2	1,184.3	1,199.1	1,189.2
Average adjusted stockholders' equity (1)	D	1,224.9	1,180.1	1,215.8	1,182.5

Return on stockholders' equity	A / C	2.9%	1.5%	8.6%	7.8%
Annualized return on stockholders' equity		11.5	6.0	11.4	10.4

Adjusted return on stockholders' equity (1)	B / D	1.6%	1.5%	5.4%	5.5%
Annualized adjusted return on stockholders' equity (1)		6.6	6.0	7.1	7.4

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023

Net premiums earned	A	$186.6	$184.6	$559.3	$534.4
Losses and LAE incurred	B	117.7	114.9	343.0	312.8
Amortization of deferred reinsurance gain - losses		1.5	1.5	4.6	4.7
Amortization of deferred reinsurance gain - contingent commission		—	0.4	0.8	1.2
LPT contingent commission adjustments		—	—	0.4	—
Losses and LAE excluding LPT(1)	C	$119.2	$116.8	$348.8	$318.7
Prior year loss reserve development		(0.1)	(0.1)	(9.3)	(20.0)
Losses and LAE excluding LPT - current accident year	D	$119.3	$116.9	$358.1	$338.7
Commission expense	E	$26.4	$26.7	$78.7	$73.8
Underwriting and general and administrative expense	F	$43.2	$43.5	$130.2	$133.7
GAAP combined ratio:
Loss and LAE ratio	B/A	63.1%	62.2%	61.3%	58.5%
Commission expense ratio	E/A	14.1	14.5	14.1	13.8
Underwriting and general and administrative expense ratio	F/A	23.2	23.6	23.3	25.0
GAAP combined ratio		100.4%	100.3%	98.7%	97.3%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	63.9%	63.2%	62.3%	59.6%
Commission expense ratio	E/A	14.1	14.5	14.1	13.8
Underwriting and general and administrative expense ratio	F/A	23.2	23.6	23.3	25.0
Combined ratio excluding LPT		101.2%	101.3%	99.7%	98.4%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	63.9%	63.3%	64.0%	63.4%
Commission expense ratio	E/A	14.1	14.5	14.1	13.8
Underwriting and general and administrative expenses ratio	F/A	23.2	23.6	23.3	25.0
Combined ratio excluding LPT: current accident year		101.2%	101.4%	101.4%	102.2%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Unpaid losses and LAE at beginning of period	$1,850.9	$1,927.2	$1,884.5	$1,960.7
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	418.3	436.2	428.4	445.4
Net unpaid losses and LAE at beginning of period	1,432.6	1,491.0	1,456.1	1,515.3
Losses and LAE incurred:
Current year losses	119.3	116.9	358.0	338.7
Prior year losses on voluntary business	—	—	(9.3)	(20.0)
Prior year losses on involuntary business	(0.1)	(0.1)	—	—
Total losses incurred	119.2	116.8	348.7	318.7
Losses and LAE paid:
Current year losses	38.3	32.0	69.2	64.1
Prior year losses	90.1	89.0	312.2	283.1
Total paid losses	128.4	121.0	381.4	347.2
Net unpaid losses and LAE at end of period	1,423.4	1,486.8	1,423.4	1,486.8
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	413.1	426.6	413.1	426.6
Unpaid losses and LAE at end of period	$1,836.5	$1,913.4	$1,836.5	$1,913.4
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain and LPT contingent commission adjustments, which totaled $1.5 million and $1.9 million for the three months ended September 30, 2024 and 2023, respectively, and $5.8 million and $5.9 million for the nine months ended September 30, 2024 and 2023, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2024				December 31, 2023
Investment Positions:	Cost or Amortized Cost (1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,124.6	$(57.4)	$2,065.8	79%	$1,936.3	77%
Equity securities	150.4	111.5	261.9	10	217.2	9
Short-term investments	30.6	—	30.6	1	33.1	1
Other invested assets	88.8	10.9	99.7	4	91.5	4
Cash and cash equivalents	143.3	—	143.3	6	226.4	9
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,537.9	$65.0	$2,601.5	100%	$2,504.7	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$62.4	$(0.3)	$62.1	3%	$60.5	3%
States and municipalities	181.2	1.8	183.0	9	210.2	11
Corporate securities	930.9	(24.6)	905.7	44	895.8	46
Mortgage-backed securities	552.8	(32.4)	520.1	25	426.0	22
Asset-backed securities	209.5	0.6	210.1	10	128.0	7
Collateralized loan obligations	53.3	(0.2)	53.1	3	91.5	5
Bank loans and other	134.5	(2.3)	131.7	6	124.3	6
Total fixed maturity securities	$2,124.6	$(57.4)	$2,065.8	100%	$1,936.3	100%

Weighted average book yield	4.4%	4.3%
Average credit quality (S&P)	A+	A
Duration	4.2	4.5
(1) Amortized cost excludes allowance for current expected credit losses of $1.4 million.

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2024	June 30, 2024	December 31, 2023	September 30, 2023
Numerators:
Stockholders' equity	A	$1,093.4	$1,022.9	$1,013.9	$919.0
Plus: Deferred Gain		93.8	95.3	99.2	100.2
Stockholders' equity including the Deferred Gain (1)	B	1,187.2	1,118.2	1,113.1	1,019.2
Accumulated other comprehensive loss		57.3	125.3	108.9	198.2
Income taxes related to accumulated other comprehensive loss		(12.0)	(26.3)	(22.9)	(41.6)
Adjusted stockholders' equity (1)	C	$1,232.5	$1,217.2	$1,199.1	$1,175.8

Denominator (shares outstanding)	D	24,736,533	24,896,116	25,369,753	25,719,074

Book value per share (1)	A / D	$44.20	$41.09	$39.96	$35.73
Book value per share including the Deferred Gain(1)	B / D	47.99	44.91	43.88	39.63
Adjusted book value per share (1)	C / D	49.83	48.89	47.26	45.72

Year-over-year change in: (2)
Book value per share		27.0%	15.7%	18.1%	12.6%
Book value per share including the Deferred Gain		24.0	14.0	16.3	11.1
Adjusted book value per share		11.5	10.2	10.5	10.2

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the twelve month change in book value per share after taking into account dividends declared of $1.16, $1.14, $1.10 and $2.33 for the twelve month periods ended September 30, 2024, June 30, 2024, December 31, 2023, and September 30, 2023, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023
Numerators:
Net income	A	$30.3	$14.0	$90.3	$72.5
Impact of the LPT Agreement		(1.5)	(1.9)	(5.8)	(5.9)
Net income excluding LPT (1)	B	28.8	12.1	84.5	66.6
Net realized and unrealized (gains) losses on investments		(10.9)	7.1	(24.5)	(10.7)
Lease termination and asset impairment charges		—	—	—	9.4
Income tax expense (benefit) related to items excluded from Net income		2.3	(1.5)	5.1	0.3
Adjusted net income (1)	C	$20.2	$17.7	$65.1	$65.6

Denominators:
Average common shares outstanding (basic)	D	24,858,159	25,981,984	25,159,753	26,612,443
Average common shares outstanding (diluted)	E	24,982,463	26,118,280	25,293,020	26,767,056

Earnings per share:
Basic	A / D	$1.22	$0.54	$3.59	$2.72
Diluted	A / E	1.21	0.54	3.57	2.71

Earnings per share excluding LPT: (1)
Basic	B / D	$1.16	$0.47	$3.36	$2.50
Diluted	B / E	1.15	0.46	3.34	2.49

Adjusted earnings per share: (1)
Basic	C / D	$0.81	$0.68	$2.59	$2.47
Diluted	C / E	0.81	0.68	2.57	2.45

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final settlement. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 8 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income excluding LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.